UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2008

AXCESS MEDICAL IMAGING CORPORATION
 (Exact name of registrant as specified in its charter)

Firstway Enterprises, Inc.
(Former name of registrant)

Delaware	000-52563	To be applied
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 North Cattleman Road, Sarasota, Florida  34232
(Address of principal executive offices) (zip code)

941-488-5791
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Firstway Enterprises, Inc. (the “Company”) filed a Certificate of Ownership (the “Certificate”) with the Secretary of State of the State of Delaware, effective as of June 13, 2008. The Certificate was filed to effectuate a merger between Axcess Medical Imaging Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and the Company, with the Company being the surviving entity, and to effect a name change of the Company from “Firsway Enterprises, Inc.” to “Axcess Medical Imaging Corporation”.  The Certificate is attached hereto as Exhibit 3.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma Financials statements.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Ownership of Firstway Enterprises, Inc. and Axcess Medical Imaging Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axcess Medical Imaging Corporation

June 23, 2008	By:	/s/ Dr. Stephen Miley
Dr. Stephen Miley
Chief Executive Officer, Chief Operating Officer, ChiefFinancial Officer, Secretary and Director

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